UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2021

LEADER HILL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-223712	37- 1867536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 0701, Unit 2, Building 11 Shui’an Xindu, Coastal Industrial Base Yingkou City, Liaoning Province China	115000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +86 0417 3329188

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01 Changes in Registrant’s Certifying Accountant.

a)	Dismissal of previous independent registered public accounting firm

(i)	On April 21, 2021, the officers of Leader Hill Corporation (the “Company”) delivered to JP Centurion & Partners PLT (“JP Centurion”), written notice of dismissal of JP Centurion as the Company’s auditor.

(ii)	The Company engaged JP Centurion on January 8, 2018. During the period from September 28, 2020 to April 21, 2021, JP Centurion did not issue a report on the financial statements containing an adverse opinion or a disclaimer of opinion, nor were any reports on the financial statements qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)	The report of JP Centurion on the financial statements of our Company for the fiscal years ended November 30, 2020, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about our Company’s ability to continue as a going concern.

(iv)	Effective as of March 15, 2021, the Board voted, by unanimous written consent, to dismiss JP Centurion as the auditor of the Company; however, notice of the dismissal was not delivered to JP Centurion until April 21, 2021.

(v)	During the Company’s most recent fiscal year and through March 15, 2021, the effective date of dismissal, and to April 21, 2021 when notice of the dismissal was delivered to JP Centurion, (a) there were no disagreements with JP Centurion on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Jorgensen would have caused it to make reference to the matter in their reports and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(vi)	On April 22, 2021, the Company provided JP Centurion with a copy of this Current Report on Form 8-K. JP Centurion has agreed with the Company’s assertions as set forth in this Item 4.01 and has furnished the Company with a letter to that effect and addressed to the Securities and Exchange Commission. Such letter is filed as an exhibit to this Current Report on Form 8-K.

(b)	Appointment of new independent registered public accounting firm

(i)	Effective as of March 15, 2021, the Board approved the engagement of Audit Alliance LLP (“AA”) of Singapore as our new independent registered public accounting firm to audit and review the Company’s financial statements. During our two most recent fiscal years, the subsequent interim periods thereto, and through March 15, 2021, the engagement date of AA, neither the Company, nor someone on its behalf, has consulted AA regarding either:

(ii)	the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(iii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	DESCRIPTION
16.1	Letter dated April 22, 2021 from JP Centurion & Partners PLT to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leader Hill Corporation

Date: April 22, 2021	By:	/s/ LIU Muzhen
LIU Muzhen
President and Chief Executive Officer